UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

Filed by Registrant [X] Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to §240.14a-12

DEUTSCHE STRATEGIC INCOME TRUST

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

DEUTSCHE MULTI-MARKET INCOME TRUST (“KMM”)

DEUTSCHE STRATEGIC INCOME TRUST (“KST”)

A MESSAGE FROM EACH FUND’S BOARD OF TRUSTEES

___________, 2016

Dear Shareholders:

The Joint Annual Meeting of Shareholders (the “Meeting”) of KMM and KST (individually, a “Fund” and collectively, the “Funds”) is to be held at __________ Eastern time, on September 30, 2016 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Shareholders who are unable to attend the Meeting are strongly encouraged to submit a proxy, which is customary in meetings of this kind. A Notice of Joint Annual Meeting of Shareholders, a Joint Proxy Statement regarding the Meeting, a WHITE proxy card for your vote at the Meeting and a postage prepaid envelope in which to return your proxy are enclosed. [You may instead authorize a proxy by touch-tone telephone or through the Internet, as explained on your proxy card.]

At the Meeting, the shareholders of each Fund are being asked to consider and act upon two proposals described further below. There will also be an opportunity to discuss matters of interest to you as a shareholder. As previously announced and as discussed further in the Joint Proxy Statement, on July 13, 2016, the Board of each Fund approved the termination of each Fund, pursuant to which each Fund will make a liquidating distribution to shareholders no later than December 31, 2018.

At the meeting, shareholders are being asked to elect four (4) Board Members as set forth in the Notice of Joint Annual Meeting of Shareholders and as explained in the Joint Proxy Statement. Each Board recommends shareholders vote FOR the election of each of the Board’s nominees.

In addition, shareholders of each Fund are being asked to consider a shareholder proposal (if properly presented) for their Fund requesting that the Board of the Fund take the necessary steps to declassify the Fund’s Board of Trustees. Western Investment, LLC has notified each Fund’s Board that it intends to present this proposal regarding board declassification with respect to each Fund at the Meeting. If Western Investment, LLC does not properly present its shareholder proposal for either or both Funds at the Meeting, the proposal will not be submitted to a vote of shareholders of the applicable Fund(s). The Board believes for each Fund that the shareholder proposal would not be in the best interests of the Fund. After thorough consideration, each Board is recommending shareholders vote AGAINST the shareholder proposal for their Fund regarding Board declassification.

Western Investment, LLC has also notified each Fund of its intention to run an opposing slate of candidates against the Board’s nominees for Board Members and otherwise solicit support for its proposal regarding board declassification. Western Investment, LLC might send you materials in an effort to solicit your vote for its Board nominees and its shareholder proposal. Each Board unanimously believes that Western Investment, LLC’s actions are not in your Fund’s best interests and urges you to NOT RETURN any proxy card sent to you by Western Investment, LLC.

Your vote at the Meeting is particularly important because of the possible nomination by a dissident shareholder of a separate slate of nominees. Each Fund’s Board of Trustees unanimously recommends that you vote for the election of the Board’s four nominees listed on the enclosed WHITE proxy card. Each Board believes that the Board’s nominees will best serve the best interests of your Fund.

Thank you for your response and for your continued investment.

Respectfully,

John W. Ballantine

Henry P. Becton, Jr.

Dawn-Marie Driscoll

Keith R. Fox

Paul K. Freeman

Kenneth C. Froewiss

Richard J. Herring

William McClayton

Rebecca W. Rimel

William N. Searcy, Jr.

Jean Gleason Stromberg

A WHITE PROXY CARD IS ENCLOSED.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE JOINT ANNUAL MEETING FOR THE FUNDS ARE URGED TO SIGN THE WHITE PROXY CARD [(UNLESS AUTHORIZING THEIR PROXIES BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET)] AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE ANNUAL MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT GEORGESON, INC., YOUR FUND’S PROXY SOLICITOR, AT ____________.

DEUTSCHE MULTI-MARKET INCOME TRUST (“KMM”)

DEUTSCHE STRATEGIC INCOME TRUST (“KST”)

345 PARK AVENUE

NEW YORK, NEW YORK 10154

________________

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 30, 2016

________________

This is the formal notice for the joint annual meeting of shareholders of KMM and KST (individually, a “Fund” and collectively, the “Funds”). It tells you the proposals that you will be asked to vote on and the time and place of the joint annual meeting, in the event you choose to attend in person.

To the shareholders of the Funds:

A joint annual meeting of shareholders of each Fund will be held September 30, 2016 at ___________ (Eastern time), at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 (the “Meeting”), to consider the following proposals (each a “Proposal” and, collectively, the “Proposals”):

PROPOSALS:

(I)	For KMM and KST, to elect four (4) Class II Board Members to the Board of Trustees of each Fund.

(II)	For KMM only, to consider a shareholder proposal requesting that the Board of Trustees of the Fund take the necessary steps to declassify the Board, if properly presented at the Meeting.

(III)	For KST only, to consider a shareholder proposal requesting that the Board of Trustees of the Fund take the necessary steps to declassify the Board, if properly presented at the Meeting.

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting and at any adjournment(s) or postponement(s) thereof.

Holders of record of shares of each Fund at the close of business on July 20, 2016 are entitled to vote at the Meeting and at any adjournment(s) or postponement(s) thereof.

THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE FOR PROPOSAL I - THE ELECTION OF EACH CLASS II BOARD MEMBER NOMINEE.

THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL II AND PROPOSAL III, AS APPLICABLE — THE SHAREHOLDER PROPOSAL REGARDING BOARD DECLASSIFICATION.

Your vote at the Meeting is particularly important to all shareholders of each Fund because of the possible nomination by a dissident shareholder of a separate slate of nominees. Each Fund’s Board of Trustees unanimously recommends that you vote for the election of the Board’s four nominees listed on the enclosed WHITE proxy card. Each Board believes that its nominees will best serve the interests of the Fund.

To the extent permitted by each Fund’s Amended and Restated Agreement and Declaration of Trust, any meeting of shareholders may, by action of the chairman of the meeting, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter; upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice to the extent permitted by each Fund’s Amended and Restated Agreement and Declaration of Trust.

This notice and the related proxy materials are being mailed to shareholders of each Fund on or about August ___, 2016. This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Board
-s- John Millette
John Millette
Secretary
August ___, 2016

We urge you to mark, sign, date and mail the enclosed WHITE proxy card in the postage-paid envelope provided [or to record your voting instructions by telephone or via the Internet] so that you will be represented at the Meeting. If you complete and sign the WHITE proxy card [(or tell us how you want to vote by voting by telephone or via the Internet)], we will vote it exactly as you tell us. If you simply sign the WHITE proxy card, we will vote it in accordance with your Board’s recommendations on the Proposals. Your prompt return of the enclosed WHITE proxy card [(or your voting by telephone or via the Internet)] may prevent the necessity and expense of further solicitations. Please do not sign any [gold] or other color proxy card that may be provided by the dissident shareholder. If you have any questions, please call Georgeson Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (_______________), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp John Doe, Treasurer

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner

(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith

GMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

DEUTSCHE MULTI-MARKET INCOME TRUST (“KMM”)

DEUTSCHE STRATEGIC INCOME TRUST (“KST”)

JOINT PROXY STATEMENT

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS

August ___, 2016

GENERAL

This joint proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of each of KMM and KST (each a “Fund” and collectively, the “Funds”), for use at the annual meeting of shareholders of each Fund to be held jointly at the offices of Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), 345 Park Avenue, New York, New York 10154 on September 30, 2016 at __________ (Eastern time), and at any adjournment(s) or postponement(s) thereof (the “Meeting”). The principal executive address of the Funds is 345 Park Avenue, New York, New York 10154.

This Proxy Statement, along with the enclosed Notice of Joint Annual Meeting of Shareholders and the accompanying WHITE proxy card (the “Proxy Card”), are first being mailed to shareholders on or about August ___, 2016. The Proxy Statement explains what you should know before voting on the proposals described herein. Please read it carefully and keep it for future reference.

The term “Board,” as used herein, refers to the board of trustees of each Fund. The term “Board Member,” as used herein, refers to a person who serves as a trustee of a Fund (each a “Trustee”).

The Meeting is being held to consider and to vote on the following proposals (each a “Proposal” and, collectively, the “Proposals”) for each Fund, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSALS:

(I)	For KMM and KST, to elect four (4) Class II Board Members to the Board of Trustees of each Fund.

(II)	For KMM only, to consider a shareholder proposal requesting that the Board of Trustees of the Fund take the necessary steps to declassify the Board, if properly presented at the Meeting.

(III)	For KST only, to consider a shareholder proposal requesting that the Board of Trustees of the Fund take the necessary steps to declassify the Board, if properly presented at the Meeting.

THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE FOR PROPOSAL I - THE ELECTION OF EACH CLASS II BOARD MEMBER NOMINEE.

THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL II AND PROPOSAL III, AS APPLICABLE — THE SHAREHOLDER PROPOSAL REGARDING BOARD DECLASSIFICATION.

The vote required to approve each Proposal is described under each Proposal and under “Additional Information — Quorum and Required Vote.”

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting and at any adjournment(s) or postponement(s) thereof.

The most recent Annual Report of each Fund, containing audited financial statements (each, an “Annual Report”), previously has been furnished to each Fund’s shareholders. An additional copy of an Annual Report and the most recent Semi-Annual Report (each a “Semi-Annual Report”) succeeding an Annual Report, if any, will be furnished without charge upon request by writing to your Fund at 345 Park Avenue, New York, New York 10154, or by calling 800-349-4281. Annual

Reports and Semi-Annual Reports also are available on the Deutsche Asset Management website at www.deutschefunds.com and on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL I

ELECTION OF BOARD MEMBERS

Shareholders of each Fund are being asked to elect Board Members to the Board of their Fund as described below.

Pursuant to each Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, the Board of each Fund has been divided into three (3) classes with Board Members of each class being elected to serve until the third annual meeting following their election. At the Meeting, four (4) Class II Board Members are to be elected by shareholders of each Fund, each to hold office until the annual meeting of shareholders in 2019, or until the termination of the Fund as described below has been completed, and until such Board Member’s successor is duly elected and qualifies or until such Board Member sooner dies, resigns, retires or is removed. As previously announced, the Board has approved the termination of KMM and KST, pursuant to which each Fund will make a liquidating distribution to shareholders no later than December 31, 2018. Board Members elected to the Boards of KMM and KST at the Meeting will serve until the termination of the Fund. In the event the termination of KMM and/or KST does not occur, Board Members elected to the Boards of KMM and/or KST would serve until the annual meeting of shareholders in 2019. The Class II Board Member nominees standing for election at the Meeting are: Mr. Henry P. Becton, Jr., Dr. Paul K. Freeman, Mr. William McClayton and Ms. Jean Gleason Stromberg (collectively, the “Board Member Nominees”). Under each Fund’s current retirement policy, Mr. Becton, Jr. and Ms. Stromberg are scheduled to retire from the Board on December 31, 2018.

The Board Member Nominees were nominated by each Fund’s Board upon the recommendation of the Board’s Nominating and Governance Committee. The Board Member Nominees currently serve as Board Members of each Fund, and currently serve as Board Members of other Deutsche funds advised by DIMA.

Each Fund has received notice from Western Investment, LLC, a dissident shareholder, of Western Investment, LLC’s intent to nominate a separate slate of individuals for election to the Board at the Meeting. [As of the date of this Proxy Statement, Western Investment, LLC has completed a preliminary filing of a proxy statement with the SEC with respect to the Meeting, and it is possible that Western Investment, LLC will prepare and mail proxy materials to solicit your vote in favor of the alternate nominees.] As discussed more fully below, the Nominating and Governance Committee of the Board decided to recommend to the Board the nomination of the Board Member Nominees, not the individuals named in Western Investment, LLC’s notice.

Each Board’s Nominating and Governance Committee is responsible for evaluating candidates for membership on the Board and recommending a proposed slate of nominees for consideration by the full Board. In determining to recommend the nomination of current Board Members of each Fund, the Nominating and Governance Committee considered the cost and operational efficiencies realized by having a single consolidated board oversee substantially all Deutsche funds. The Nominating and Governance Committee also considered the qualifications of the candidates proposed to be nominated by Western Investment, LLC and the likelihood that Western Investment, LLC, and its nominees may not serve the best interests of the Fund. Each Fund’s Board concluded that the nomination of the current Board Members whose terms expire at the Meeting is in the best interests of the Fund because they will fairly and objectively consider the interests of the Fund in determining the future direction of the Fund. Each Board unanimously recommends that stockholders vote for the election of the Board’s nominees.

It is the intention of the persons named in the enclosed Proxy Card to vote the shares represented thereby for the election of the Board Member Nominees unless the Proxy Card is marked otherwise. Each of the Board Member Nominees has consented to being named in the Proxy Statement and has agreed to serve as a Board Member of a Fund if elected. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board of your Fund.

Information Concerning the Board Member Nominees and Board Members

Information is provided below as of July 1, 2016 for the Board Member Nominees and the continuing Board Members for each Fund’s Board. All of the Board Member Nominees and continuing Board Members are “non-interested” Board Members, as that term is used in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”). See pages __________ for further discussion of the qualifications of the Board Member Nominees and the continuing Board Members.

Board Member Nominees/Board Members:

Name and Year of Birth	Position(s) with the Deutsche Funds	Term of Office and Length of Time Served(1).	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Henry P. Becton, Jr. (1943)	Board Member	Term: Class II Board Member until 2016 annual shareholder meeting for each Fund Length of Service: Since 1990	Vice Chair and former President, WGBH Educational Foundation; Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; and North Bennett Street School (Boston)	[103]	Director, Becton Dickinson and Company (medical technology company) (1987-2016)
Keith R. Fox, CFA (1954)	Board Member	Term: Class I Board Member until 2018 annual shareholder meeting for each Fund Length of Service: Since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	[103]	None
Paul K. Freeman (1950)	Board Member	Term: Class II Board Member until 2016 annual shareholder meeting for each Fund Length of Service: Since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorship: Denver Zoo Foundation (December 2012-present); former Directorship: Prisma Energy International	[103]	None
William McClayton (1944)	Vice Chairperson and Board Member	Term: Class II Board Member until 2016 annual shareholder meeting for each Fund Length of Service: Vice Chairperson, Since 2013; Board Member, Since 2004	Private equity investor (since October 2009); previously: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	[103]	None

Name and Year of Birth	Position(s) with the Deutsche Funds	Term of Office and Length of Time Served(1).	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jean Gleason Stromberg (1943)	Board Member	Term: Class II Board Member until 2016 annual shareholder meeting for each Fund Length of Service: Since 1997	Retired; formerly: Consultant (1997-2001); Director, Financial Markets, US Government Accountability Office (1996-1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978-1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000-2015), Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	[103]	None
John W. Ballantine (1946)	Board Member	Term: Class III Board Member until 2017 annual shareholder meeting for each Fund Length of Service: Since 1999	Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Director and Chairman of the Board, Healthways Inc. (population well-being and wellness services) (2003-2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	[103]	Portland General Electric (utility company) (2003-present)
Dawn-Marie Driscoll (1946)	Board Member	Class III Board Member until 2017 annual shareholder meeting for each Fund Length of Service: Since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978-1988); Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007-2015); Sun Capital Advisers Trust (mutual funds) (2007-2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	[103]	None

Name and Year of Birth	Position(s) with the Deutsche Funds	Term of Office and Length of Time Served(1).	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Kenneth C. Froewiss (1945)	Chairperson of the Board and Board Member	Term: Class III Board Member until 2017 annual shareholder meeting for each Fund Length of Service: Chairperson, Since 2013; Board Member, Since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997-2014); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); formerly, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	[103]	None
Richard J. Herring (1946)	Board Member	Term: Class I Board Member until 2018 annual shareholder meeting for each Fund Length of Service: Since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	[103]	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951)	Board Member	Term: Class III Board Member until 2017 annual shareholder meeting for each Fund Length of Service: Since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994-present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	[103]	Director, Becton Dickinson and Company (medical technology company) (2012-present); Director BioTelemetry, Inc. (health care) (2009-present)
William N. Searcy, Jr. (1946)	Board Member	Term: Class I Board Member until 2018 annual shareholder meeting for each Fund Length of Service: Since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	[103]	None

____________

(1)	The length of time served represents the year in which the Board Member joined the Board of one or more Deutsche funds currently overseen by the Board.

Unless otherwise noted, each Board Member and Board Member Nominee has engaged in the principal occupation(s) noted in the table above for at least the most recent five years, although not necessarily in the same capacity. The mailing address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

As reported to the Funds, Exhibit A to this Proxy Statement sets forth the dollar range of equity securities and number of shares beneficially owned by each Board Member in each Fund as of July 1, 2016. Exhibit A also sets forth the aggregate dollar range of equity securities beneficially owned by each Board Member in all Deutsche funds overseen by the Board Member as of July 1, 2016.

The Nominating and Governance Committee of the Board of each Fund is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member’s record of service as a director or trustee of public and private organizations. In the case of each Board Member, this included his or her many years of previous service as a director or trustee of certain of the Deutsche funds. This previous service has provided these Board Members with a valuable understanding of the history of the Deutsche funds and the DIMA organization and has also served to demonstrate his or her high level of diligence and commitment to the interests of fund shareholders and his or her ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:

John W. Ballantine — Mr. Ballantine’s experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of a major U.S. bank.

Henry P. Becton, Jr. — Mr. Becton’s professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll — Ms. Driscoll’s professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.

Keith R. Fox — Mr. Fox’s experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.

Paul K. Freeman — Dr. Freeman’s professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the Investment Company Institute.

Kenneth C. Froewiss — Dr. Froewiss’ professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.

Richard J. Herring — Mr. Herring’s experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William McClayton — Mr. McClayton’s professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.

Rebecca W. Rimel— Ms. Rimel’s experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

William N. Searcy, Jr. — Mr. Searcy’s experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Jean Gleason Stromberg — Ms. Stromberg’s professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and the U.S. Government Accountability Office and her experience as a director and audit committee member of several major non-profit organizations.

Officers

The officers of each Fund are set forth in Exhibit B hereto.

Compensation of Board Members and Officers

Each Independent Board Member receives compensation from each Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson, as applicable. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the Deutsche fund complex.

Fund officers who are officers, directors, employees or stockholders of Deutsche Asset Management (“Deutsche AM”) or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Deutsche AM division of Deutsche Bank AG, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds.

Exhibit C to this Proxy Statement sets forth compensation paid to each Independent Board Member by each Fund for its most recently completed fiscal year and to each Independent Board Member by the Deutsche fund complex for the calendar year ended December 31, 2015.

Board Structure

The primary responsibility of each Fund’s Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. If the Board Member Nominees are elected by shareholders, each Board will be comprised of eleven individuals, all of whom are Independent Board Members. Each of the Board Member Nominees that will be considered an Independent Board Member, if elected, has been selected and nominated solely by the current Independent Board Members of each Fund.

Each Fund’s Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Board Members review the fees paid to the Advisor and its affiliates for investment advisory services and other services. Each Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Board Members in performing their duties. For example, the Independent Board Members select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel. An Independent Board Member, Dr. Froewiss, currently serves as Chairperson of the Board of each Fund.

During calendar year 2015, the Board of each Fund met nine (9) times. [Each Board Member attended at least 75% of the respective meetings of each Board and the committees (if a member thereof) held during calendar year 2015.]

The Board of each Fund provides a process for shareholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139, who will forward it to a specific Board Member if addressed to that Board Member.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the Deutsche funds, each Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of the Fund’s counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendations of the Nominating and Governance Committee. The membership and chair of each committee consists solely of Independent Board Members.

Each Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the Fund’s affairs. While risk management is the primary responsibility of each Fund’s investment advisor, the Board regularly receives reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the Deutsche funds and to discuss with the Fund’s investment advisor and administrator how it monitors and controls such risks.

The Board of each Fund has established the following standing committees: Audit Committee and Valuation Sub-Committee, Nominating and Governance Committee, Contract Committee, Investment Oversight Committee and Operations Committee (each a “Committee”). The Board of each Fund also has a Dividend Committee, which has no responsibility with respect to the Funds. For each Committee, except the Dividend Committee a written charter setting forth the Committee’s responsibilities was adopted by each Board. The function, membership and number of meetings held in calendar year 2015 for each Committee is discussed below.

Audit Committee. The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) a Fund’s accounting and financial reporting policies and procedures, (3) a Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting, (4) valuation of Fund assets and securities and (5) the qualifications, independence and performance of the independent registered public accounting firm for a Fund. The Audit Committee oversees the valuation of Fund securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in a Fund’s Valuation Procedures. The Audit Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Audit Committee is not in session. The current members of each Fund’s Valuation Sub-Committee are John W. Ballantine, Richard J. Herring, Henry P. Becton, Jr. (Alternate), Paul K. Freeman (Alternate) and William McClayton (Alternate). The Audit Committee also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for a Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. Each Fund’s Audit Committee is governed by the Audit Committee Charter, which is available on each Fund’s information page at https://www.deutschefunds.com/EN/products/closed-end-prices-performance.jsp (click on the relevant Fund). Each Fund’s Audit Committee is comprised of only Independent Board Members who are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards applicable to closed-end funds. Pursuant to the charter of each Fund’s Audit Committee, no member of the Audit Committee shall serve on the audit committee of more than three public companies unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the committee. [At its January 2012 meeting, the Board of each Fund considered the fact that Mr. Richard Herring had begun simultaneous service on more than three public company audit committees and determined that such service would not impair his ability to effectively serve on the Audit Committee.] During the calendar year 2015, the Audit Committee of each Fund’s Board held seven (7) meetings.

In January 2016, each Fund’s Audit Committee reviewed and discussed the audited financial statements with management for the fiscal year ended 2015. Each Fund’s Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16 (Communications With Audit Committees). Each Fund’s independent registered public accounting firm provided the Fund’s Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and each Fund’s Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. Based on its review of each Fund’s financial statements and discussions with management and the independent registered public accounting firm and other written disclosure provided by the independent registered public accounting firm, each Fund’s Audit Committee recommended to its Fund’s Board that the audited financial statements be included in the annual report provided to shareholders for each Fund’s fiscal year ended 2015. The current members of each Fund’s Audit Committee are:

Paul K. Freeman (Chair)

William McClayton (Vice Chair)

John W. Ballantine

Henry P. Becton, Jr.

Richard J. Herring

Nominating and Governance Committee. The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be considered by the Nominating and Governance Committee for nomination as a Board Member. The Nominating and Governance Committee may take into account a wide variety of factors in considering Board Member candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii)  relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise, and (vi) the current composition of the Board. Each Fund’s Nominating and Governance Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee reviews recommendations by shareholders for candidates for Board positions on the same basis as candidates recommended by other sources. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Each Fund’s Nominating and Governance Committee is governed by a Nominating and Governance Committee Charter, which is available on each Fund’s information page at https://www.deutschefunds.com/EN/products/closed-end-prices-performance.jsp (click on the relevant Fund). Each Fund’s Nominating and Governance Committee is comprised of only Independent Board Members who are “independent” as defined in the NYSE listing standards applicable to closed-end funds. The current members of each Fund’s Nominating and Governance Committee are Rebecca W. Rimel (Chair), Henry P. Becton, Jr. (Vice Chair), John W. Ballantine and William McClayton. During the calendar year 2015, the Nominating and Governance Committee of each Fund’s Board held five (5) meetings.

Contract Committee. The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually (a) a Fund’s financial arrangements with DIMA and its affiliates, and (b) a Fund’s expense ratios. The current members of each Fund’s Contract Committee are Keith R. Fox (Chair), William N. Searcy, Jr. (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Richard J. Herring and Jean Gleason Stromberg. During the calendar year 2015, the Contract Committee of each Fund’s Board held six (6) meetings.

Investment Oversight Committee. The Investment Oversight Committee, which consists entirely of Independent Board Members, reviews the investment operations of the Funds. The Investment Oversight Committee was constituted on November 11, 2015. Prior thereto, each Board had a Fixed Income and Asset Allocation Oversight Committee performing similar functions as the Investment Oversight Committee. The current members of each Fund’s Investment Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Dawn-Marie Driscoll, Paul K. Freeman, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg. During the calendar year 2015, while the Investment Oversight Committee did not meet, the Fixed-Income and Asset Allocation Oversight Committee of each Fund’s Board held five (5) meetings.

Operations Committee. The Operations Committee, which consists entirely of Independent Board Members, reviews the administrative operations and general compliance matters of a Fund. The Operations Committee reviews administrative matters related to the operations of a Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements and such other tasks as the full Board deems necessary or appropriate. The current members of each Fund’s Operations Committee are Dawn-Marie Driscoll (Chair), William N. Searcy, Jr. (Vice Chair), Keith R. Fox, Rebecca W. Rimel and Jean Gleason Stromberg. During the calendar year 2015, the Operations Committee of each Fund’s Board held six (6) meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board of each Fund may also form ad hoc committees to consider specific issues.

Required Vote

Each Fund will vote separately on the election of Board Member Nominees. A majority of the shares outstanding and entitled to vote on the matter shall elect a Board Member Nominee.

Recommendation of the Board

The Board of your Fund believes that the election of each Board Member Nominee is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders of each Fund vote FOR the election of each Board Member Nominee as set forth in Proposal I above.

As noted above, Western Investment, LLC, a dissident shareholder, has notified each Fund of its intention to run an opposing slate of candidates against the Board Member Nominees. Western Investment, LLC might send you soliciting materials in an effort to solicit your vote for its nominees to each Fund’s Board. Your Fund’s Board urges you to NOT RETURN any proxy card sent to you by Western Investment, LLC.

PROPOSAL II – KMM ONLY

SHAREHOLDER PROPOSAL REGARDING BOARD DECLASSIFICATION

Shareholder Proposal

Arthur D. Lipson, Managing Member of Western Investment, LLC, on behalf of Western Investment, LLC (“Western”), P.O. Box 71279, Salt Lake City, Utah 84171, owning 1,025,693 shares of the Fund’s units of beneficial interest as of July 19, 2016, has advised the Fund that Western plans to introduce the resolution presented below at the Meeting. If Western does not properly present this proposal at the Meeting, the proposal will not be submitted to a vote. The Board believes that this shareholder proposal would not be in the best interests of the Fund and asks shareholders to consider the Board’s response which follows the shareholder proposal and supporting statement. The Board unanimously recommends that you vote AGAINST the shareholder proposal regarding Board declassification set forth below.

Shareholders should be aware that the shareholder proposal, if properly presented for shareholder action at the Meeting, is simply a recommendation that the Board consider Board declassification. Approval of the shareholder proposal would not automatically result in the elimination of the Fund’s classified board structure. In order to eliminate the Fund’s classified board structure, the Board would need to approve a formal amendment repealing the classified board provisions of the Fund’s Amended and Restated By-Laws.

In accordance with the rules of the Securities and Exchange Commission (“SEC”), the text of Western’s resolution and supporting statement is printed verbatim from their submission. Neither the Fund, the Board, nor DIMA is responsible for the contents of Western’s proposal or supporting statement.

BEGINNING OF WESTERN’S PROPOSAL AND SUPPORTING STATEMENT

Proposal

RESOLVED, that the shareholders of Deutsche Multi-Market Income Trust (“KMM”) hereby request that the Board of Directors of KMM (the “Board”) take the necessary steps to declassify the Board so that all directors are elected on an annual basis. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.

Supporting Statement:

We believe the annual election of all directors encourages board accountability to its shareholders and when directors are held accountable for their actions, they perform better. This view is shared by most, who believe it to be the standard for corporate governance best practices. According to FactSet Research Systems, the vast majority of companies in the S&P 500 and Russell 1000 indexes elect all directors annually, with only approximately 10.5% and 25%, respectively, of companies retaining classified boards.

Currently, the KMM Board is divided into three classes serving staggered three-year terms. It is our belief that the classification of the Board is strong proof that the Board is not acting in the best interests of shareholders. A classified board protects the incumbents, which in turn limits accountability to shareholders.

KMM’s investment manager, Deutsche Investment Management Americas Inc. (“DIM”), has further blocked shareholder rights by requiring that directors be elected by a near-impossible absolute majority of shares outstanding, rather than a majority of shares voting, thereby enabling losing incumbents to remain in office following a contested election.

Further, KMM’s Board has a long history of acting in an undemocratic manner by failing to recognize all votes cast, failing to seat dissident directors who won the overwhelming majority of votes cast at annual meetings and failing to hold timely annual meetings.

Subsequently, the director of the SEC’s Division of Investment Management has publicly criticized all of these shareholder-unfriendly behaviors.

We remain committed to improving corporate governance at KMM for the benefit of all shareholders. Declassification of the Board is a positive step which will allow more productive shareholder engagement and will help KMM achieve its optimal valuation.

In this challenging economic environment, accountability for performance must be given to the shareholders whose capital has been entrusted in the form of share investments in KMM. Sadly, KMM’s shares have consistently traded at a persistent discount to its per share net asset value. For example, on September 29, 2015, the discount was an abysmal 17.76%.

DIM has overseen significant losses in KMM and its seven taxable sister funds. Due to shareholder pressures (including overwhelming losses in proxy contests), six of the seven funds have, or are scheduled to be, liquidated or converted into open-end funds.

KMM’s classified board and majority voting requirements also violate DIM’s own corporate governance voting standards, an embarrassing contradiction.

If this proposal is approved and adopted by the Board, all directors would be subject to annual election after the phase-in period.

For a greater voice in KMM’s corporate governance and to increase the accountability of the Board to shareholders, we urge you to vote FOR this proposal.

END OF WESTERN’S PROPOSAL AND SUPPORTING STATEMENT

Recommendation of the Board of Trustees

After carefully considering Western’s proposal, the Board recommends that you vote AGAINST the shareholder proposal. The Board believes that the classified Board structure continues to be in the best interests of the Fund, and that Western appears to be using the proposal to unfairly attack the performance of the Board and further its own short-term interests, which may not be in the best interests of long-term shareholders. The Board remains committed to balancing such potentially opposing interests so as to act in the best interests of all shareholders, as evidenced by its recent decision to approve the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018 (the “Liquidation”). The Board believes that the Liquidation preserves the benefits of the closed-end structure for a reasonable period of time for shareholders while providing a date certain by which shareholders will receive net asset value for their shares.

Background on Classified Board Structure

The Fund’s Amended and Restated By-Laws provide for the Board Members to be classified into three classes of approximately equal size, and the Board Members of each class are elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following their election and until their successors are duly elected and qualified. The Fund’s classified board structure is intended to promote stability and continuity in the management of the Fund by ensuring that a majority of the Fund’s Board Members at any given time have prior experience as Board Members of the Fund and knowledge about the Fund’s operations. In addition, the classified board structure is designed to reduce the Fund’s vulnerability to hostile takeover attempts or the threats of proxy fights by activist shareholders who may have short-term interests that are not aligned with the best interests of the Fund. Because only approximately one-third of the Fund’s Board Members are elected at any annual meeting of shareholders, at least two annual meetings would be required to effect a change in control of the Fund’s Board, giving the Board the time and leverage necessary to engage activist shareholders in good-faith, arm’s length discussions and to negotiate the best result for the Fund. Absent the classified board structure, an activist shareholder could unilaterally gain control of the Fund by acquiring or obtaining voting control over a sufficient number of the Fund’s shares to replace the entire Board with its own nominees at a single annual meeting. The classified board structure does not prevent hostile takeover attempts, but it provides the Fund with some protection against abusive tactics and artificial pressures and provides the Board the time and opportunity to negotiate with activist shareholders and to make decisions that seek to balance the interests of all shareholders of the Fund, not just short-term activist shareholders.

The Board’s Statement in Opposition

In its supporting statement, Western argues against the classified board structure by stating: “It is our belief that the classification of the Board is strong proof that the Board is not acting in the best interests of shareholders. A classified board protects the incumbents, which in turn limits accountability to shareholders.” The Board believes that these statements are inaccurate and unfounded. A Board Member elected to a classified board is no less accountable or responsive to shareholders than he or she would be if elected annually. A Board Member on a classified board has the same ongoing duties to the Fund, regardless of how often he or she stands for election. The Board reviews matters relating to the Fund, including performance matters and trading discounts, on an ongoing basis and seeks to balance the interests of all shareholders of the Fund.

As noted above, the Board believes that Western is using the proposal to unfairly attack the performance of the Board and further its own short-term interests. The Board believes that this is evident in Western’s false and misleading statements about the Fund’s performance and trading discount. Western attacks the Fund’s performance by stating that “[DIMA] has overseen significant losses in KMM,” but this statement is simply not true. In fact, while the performance of the Fund has fluctuated over different measurement periods, the Fund’s average annual total returns since inception on January 23, 1989 through June 30, 2016 are 9.40% and 8.72% based on net asset value and market price, respectively. Similarly, Western’s statements about the Fund’s trading discount are misleading. Western states: “Sadly, KMM’s shares have consistently traded at a persistent discount to its per share net asset value. For example, on September 29, 2015, the discount was an abysmal 17.76%.” In considering Western’s statement, shareholders should know that Western selected the day on which the Fund traded at its largest discount over the past five years. The complete facts are that, like all closed-end funds, the Fund typically trades at either a discount or premium to its per share net asset value and while the Fund has traded at an average discount of 3.11% over the five-year period ended June 30, 2016, it has also experienced periods where it has traded at a premium.

The Board believes that long-term shareholders of the Fund have benefited from good total return performance and a steady stream of income. In overseeing the Fund, the Board regularly reviews the trading price of the Fund. While, at times, the Fund has traded at a premium, for the majority of its history it has traded at a relatively small discount. When the discount has widened, the Board has taken steps to seek to address it. In 2009, for example, the Board adopted a share repurchase program. In 2015 and early 2016, when the Fund’s discount widened, the Board, at a meeting in February 2016, increased the number of shares subject to repurchase under the program from 5% to 10% of the Fund’s outstanding shares. While the Fund’s discount narrowed from 11.31% (as of February 26, 2016, the date the increase in the shares subject to repurchase was announced) to 8.95% (as of June 28, 2016), the Board reviewed additional options for the Fund at its May and July 2016 meetings. Based on this review, at its July 2016 meeting, the Board approved the Liquidation of the Fund. The Board believes that this action balances the interests of both short-term and long-term shareholders by establishing a date certain by which all shareholders will receive net asset value for their shares on the liquidation date, while preserving the benefits of the closed-end structure, including the potential to enhance investment returns through the use of leverage and the ability to fully invest the Fund’s portfolio without having to manage daily cash inflows and/or redemptions, for shareholders for a specified period of time.

For the reasons discussed above, the Board believes that the classified board structure continues to be in the best interests of the Fund and that Western appears to be using the proposal to unfairly attack the performance of the Board and further its own short-term interests, which may not be in the best interests of long-term shareholders. The Board has always sought to act for the benefit of all shareholders in the Fund and believes that the Liquidation of the Fund no later than December 31, 2018 fairly balances the interests of all shareholders. The Board recommends that you vote AGAINST the shareholder proposal.

Required Vote

Pursuant to the Fund’s Declaration of Trust, the vote of a majority of the shares entitled to vote on a matter decides such matter. As such, approval of Proposal II shall require a majority of the shares outstanding and entitled to vote on Proposal II.

Because Western owns a substantial number of shares of the Fund, its votes for this proposal may have a considerable impact on the outcome of the vote. Abstentions and broker non-votes will have the effect of a vote against Proposal II.

Recommendation of the Board

The Board believes the shareholder proposal regarding Board declassification is NOT in the best interests of the Fund. Accordingly, the Board unanimously recommends shareholders vote AGAINST the shareholder proposal regarding Board declassification as set forth in Proposal II.

PROPOSAL III – KST ONLY

SHAREHOLDER PROPOSAL REGARDING BOARD DECLASSIFICATION

Shareholder Proposal

Arthur D. Lipson, Managing Member of Western Investment, LLC, on behalf of Western Investment, LLC (“Western”), P.O. Box 71279, Salt Lake City, Utah 84171, owning 196,890 shares of the Fund’s units of beneficial interest as of July 18, 2016, has advised the Fund that Western plans to introduce the resolution presented below at the Meeting. If Western does not properly present this proposal at the Meeting, the proposal will not be submitted to a vote. The Board believes that this shareholder proposal would not be in the best interests of the Fund and asks shareholders to consider the Board’s response which follows the shareholder proposal and supporting statement. The Board unanimously recommends that you vote AGAINST the shareholder proposal regarding Board declassification set forth below.

Shareholder should be aware that the shareholder proposal, if properly presented for shareholder action at the Meeting, is simply a recommendation that the Board consider Board declassification. Approval of the shareholder proposal would not automatically result in the elimination of the Fund’s classified board structure. In order to eliminate the Fund’s classified board structure, the Board would need to approve a formal amendment repealing the classified board provisions of the Fund’s Amended and Restated By-Laws.

In accordance with the rules of the Securities and Exchange Commission (“SEC”), the text of Western’s resolution and supporting statement is printed verbatim from their submission. Neither the Fund, the Board, nor DIMA is responsible for the contents of Western’s proposal or supporting statement.

BEGINNING OF WESTERN’S PROPOSAL AND SUPPORTING STATEMENT

Proposal

RESOLVED, that the shareholders of Deutsche Strategic Income Trust (“KST”) hereby request that the Board of Directors of KST (the “Board”) take the necessary steps to declassify the Board so that all directors are elected on an annual basis. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.

Supporting Statement:

We believe the annual election of all directors encourages board accountability to its shareholders and when directors are held accountable for their actions, they perform better. This view is shared by most, who believe it to be the standard for corporate governance best practices. According to FactSet Research Systems, the vast majority of companies in the S&P 500 and Russell 1000 indexes elect all directors annually, with only approximately 10.5% and 25%, respectively, of companies retaining classified boards.

Currently, the KST Board is divided into three classes serving staggered three-year terms. It is our belief that the classification of the Board is strong proof that the Board is not acting in the best interests of shareholders. A classified board protects the incumbents, which in turn limits accountability to shareholders.

KST’s investment manager, Deutsche Investment Management Americas Inc. (“DIM”), has further blocked shareholder rights by requiring that directors be elected by a near-impossible absolute majority of shares outstanding, rather than a majority of shares voting, thereby enabling losing incumbents to remain in office following a contested election.

Further, KST’s Board has a long history of acting in an undemocratic manner by failing to recognize all votes cast, failing to seat dissident directors who won the overwhelming majority of votes cast at annual meetings and failing to hold timely annual meetings.

Subsequently, the director of the SEC’s Division of Investment Management has publicly criticized all of these shareholder-unfriendly behaviors.

We remain committed to improving corporate governance at KST for the benefit of all shareholders. Declassification of the Board is a positive step which will allow more productive shareholder engagement and will help KST achieve its optimal valuation.

In this challenging economic environment, accountability for performance must be given to the shareholders whose capital has been entrusted in the form of share investments in KST. Sadly, KST’s shares have consistently traded at a persistent discount to its per share net asset value. For example, on August 25, 2015, the discount was an abysmal 18.56%.

DIM has overseen significant losses in KST and its seven taxable sister funds. Due to shareholder pressures (including overwhelming losses in proxy contests), six of the seven funds have, or are scheduled to be, liquidated or converted into open-end funds.

KMM’s classified board and majority voting requirements also violate DIM’s own corporate governance voting standards, an embarrassing contradiction.

If this proposal is approved and adopted by the Board, all directors would be subject to annual election after the phase-in period.

For a greater voice in KST’s corporate governance and to increase the accountability of the Board to shareholders, we urge you to vote FOR this proposal.

END OF WESTERN’S PROPOSAL AND SUPPORTING STATEMENT

Recommendation of the Board of Trustees

After carefully considering Western’s proposal, the Board recommends that you vote AGAINST the shareholder proposal. The Board believes that the classified Board structure continues to be in the best interests of the Fund, and that Western appears to be using the proposal to unfairly attack the performance of the Board and further its own short-term interests, which may not be in the best interests of long-term shareholders. The Board remains committed to balancing such potentially opposing interests so as to act in the best interests of all shareholders, as evidenced by its recent decision to approve the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than December 31, 2018 (the “Liquidation”). The Board believes that the Liquidation preserves the benefits of the closed-end structure for a reasonable period of time for shareholders while providing a date certain by which shareholders will receive net asset value for their shares.

Background on Classified Board Structure

The Fund’s Amended and Restated By-Laws provide for the Board Members to be classified into three classes of approximately equal size, and the Board Members of each class are elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following their election and until their successors are duly elected and qualified. The Fund’s classified board structure is intended to promote stability and continuity in the management of the Fund by ensuring that a majority of the Fund’s Board Members at any given time have prior experience as Board Members of the Fund and knowledge about the Fund’s operations. In addition, the classified board structure is designed to reduce the Fund’s vulnerability to hostile takeover attempts or the threats of proxy fights by activist shareholders who may have short-term interests that are not aligned with the best interests of the Fund. Because only approximately one-third of the Fund’s Board Members are elected at any annual meeting of shareholders, at least two annual meetings would be required to effect a change in control of the Fund’s Board, giving the Board the time and leverage necessary to engage activist shareholders in good-faith, arm’s length discussions and to negotiate the best result for the Fund. Absent the classified board structure, an activist shareholder could unilaterally gain control of the Fund by acquiring or obtaining voting control over a sufficient number of the Fund’s shares to replace the entire Board with its own nominees at a single annual meeting. The classified board structure does not prevent hostile takeover attempts, but it provides the Fund with some protection against abusive tactics and artificial pressures and provides the Board the time and opportunity to negotiate with activist shareholders and to make decisions that seek to balance the interests of all shareholders of the Fund, not just short-term activist shareholders.

The Board’s Statement in Opposition

In its supporting statement, Western argues against the classified board structure by stating: “It is our belief that the classification of the Board is strong proof that the Board is not acting in the best interests of shareholders. A classified board protects the incumbents, which in turn limits accountability to shareholders.” The Board believes that these statements are inaccurate and unfounded. A Board Member elected to a classified board is no less accountable or responsive to shareholders than he or she would be if elected annually. A Board Member on a classified board has the same ongoing duties to the Fund, regardless of how often he or she stands for election. The Board reviews matters relating to the Fund, including performance matters and trading discounts, on an ongoing basis and seeks to balance the interests of all shareholders of the Fund.

As noted above, the Board believes that Western is using the proposal to unfairly attack the performance of the Board and further its own short-term interests. The Board believes that this is evident in Western’s false and misleading statements about the Fund’s performance and trading discount. Western attacks the Fund’s performance by stating that “[DIMA] has overseen significant losses in KST,” but this statement is simply not true. In fact, while the performance of the Fund has fluctuated over different measurement periods, the Fund’s average annual total returns since inception on April 29, 1994 through June 30, 2016 are 9.60% and 8.86% based on net asset value and market price, respectively. Similarly, Western’s statements about the Fund’s trading discount are misleading. Western states: “Sadly, KST’s shares have consistently traded at a persistent discount to its per share net asset value. For example, on August 25, 2015, the discount was an abysmal 18.56%.” In considering Western’s statement, shareholders should know that Western selected the day on which the Fund traded at its largest discount over the past five years. The complete facts are that, like all closed-end funds, the Fund typically trades at either a discount or premium to its per share net asset value and while the Fund has traded at an average discount of 5.89% over the five-year period ended June 30, 2016, it has also experienced periods where it has traded at a premium.

The Board believes that long-term shareholders of the Fund have benefited from good total return performance and a steady stream of income. In overseeing the Fund, the Board regularly reviews the trading price of the Fund. While, at times, the Fund has traded at a premium, for the majority of its history it has traded at a relatively small discount. When the discount has widened, the Board has taken steps to seek to address it. In 2009, for example, the Board adopted a share repurchase program. In 2015 and early 2016, when the Fund’s discount widened, the Board, at a meeting in February 2016, increased the number of shares subject to repurchase under the program from 5% to 10% of the Fund’s outstanding shares. While the Fund’s discount narrowed from 11.10% (as of February 26, 2016, the date the increase in the shares subject to repurchase was announced) to 6.51% (as of June 28, 2016), the Board reviewed additional options for the Fund at its May and July 2016 meetings. Based on this review, at its July 2016 meeting, the Board approved the Liquidation of the Fund. The Board believes that this action balances the interests of both short-term and long-term shareholders by establishing a date certain by which all shareholders will receive net asset value for their shares on the liquidation date, while preserving the benefits of the closed-end structure, including the potential to enhance investment returns through the use of leverage and the ability to fully invest the Fund’s portfolio without having to manage daily cash inflows and/or redemptions, for shareholders for a specified period of time.

For the reasons discussed above, the Board believes that the classified board structure continues to be in the best interests of the Fund and that Western appears to be using the proposal to unfairly attack the performance of the Board and further its own short-term interests, which may not be in the best interests of long-term shareholders. The Board has always sought to act for the benefit of all shareholders in the Fund and believes that the Liquidation of the Fund no later than December 31, 2018 fairly balances the interests of all shareholders. The Board recommends that you vote AGAINST the shareholder proposal.

Required Vote

Pursuant to the Fund’s Declaration of Trust, the vote of a majority of the shares entitled to vote on a matter decides such matter. As such, approval of Proposal III shall require a majority of the shares outstanding and entitled to vote on Proposal III.

Because Western owns a substantial number of shares of the Fund, its votes for this proposal may have a considerable impact on the outcome of the vote. Abstentions and broker non-votes will have the effect of a vote against Proposal III.

Recommendation of the Board

The Board believes the shareholder proposal regarding Board declassification is NOT in the best interests of the Fund. Accordingly, the Board unanimously recommends shareholders vote AGAINST the shareholder proposal regarding Board declassification as set forth in Proposal III.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund’s Board, including the Independent Board Members, has selected Ernst & Young LLP (“E&Y”) to act as independent registered public accounting firm to audit the books and records of its Fund for the current fiscal year. E&Y has served each Fund in this capacity since each Fund was organized and has no direct or indirect financial interest in any Fund except as the independent registered public accounting firm. Representatives of E&Y will not be present at the Meeting.

The following table shows the amount of fees that E&Y billed to (i) each Fund during the Fund’s last two fiscal years; and (ii) DIMA and any entity controlling, controlled by, or under common control with DIMA (collectively, the “DIMA Entities”) that provides ongoing services to each Fund, for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years. Each Fund’s Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that each Fund’s Independent Registered Public Accountant Billed to the Fund and DIMA Entities

Audit
	Fees	Audit Related Fees				All Other Fees
	Billed to	Billed to(2)		Tax Fees Billed to		Billed to(5)
Fiscal Year Ended			DIMA		DIMA		DIMA
November 30,	Fund(1)	Fund	Entities	Fund(3)	Entities(4)	Fund	Entities
KMM
2015	$ 72,137	$ 0	$ 0	$ 7,588	$ 563,986	$ 0	$ 2,350,151
2014	$ 65,176	$ 0	$ 0	$ 7,227	$ 274,022	$ 0	$ 7,431,158
KST
2015	$ 71,642	$ 0	$ 0	$ 7,353	$ 563,986	$ 0	$ 2,350,151
2014	$ 62,191	$ 0	$ 0	$ 7,003	$ 274,022	$ 0	$ 7,431,158

____________

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” for the Fund were billed for professional services rendered for tax return preparation.

(4)	“Tax Fees” for the DIMA Entities were billed in connection with tax compliance services and agreed upon procedures.

(5)	“All Other Fees” are the aggregate fees billed for services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Non-Audit Services. The following table shows the amount of fees that E&Y billed during each Fund’s last two fiscal years for non-audit services. Each Fund’s Audit Committee pre-approved all non-audit services that E&Y provided to the DIMA Entities that related directly to the Fund’s operations and financial reporting. Each Fund’s Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the DIMA Entities. Each Fund’s Audit Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30,	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
KMM
2015	$ 7,588	$ 2,914,137	$ 880,336	$ 3,802,061
2014	$ 7,227	$ 7,705,180	$ 265,425	$ 7,977,832
KST
2015	$ 7,353	$ 2,914,137	$ 880,336	$ 3,801,826
2014	$ 7,003	$ 7,705,180	$ 265,425	$ 7,977,608

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

According to each Fund’s principal independent registered public accounting firm, substantially all of the principal independent registered public accounting firm’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal independent registered public accounting firm.

In connection with the audit of the 2014 and 2015 financial statements, each Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by each Fund’s Audit Committee, included provisions in which the parties consented to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and, in 2014, an exclusion of punitive damages.

In connection with the audit of the 2016 financial statements, each Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by each Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

1.) For each Fund, in various communications beginning on April 20, 2016, E&Y advised the Fund’s Audit Committee that E&Y had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	E&Y advised the Fund’s Audit Committee of financial relationships held by covered persons within E&Y that were in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, E&Y concluded that the independence breaches did not and do not impair E&Y’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, E&Y indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	E&Y advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“E&Y Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. E&Y informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. E&Y advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, E&Y considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that E&Y was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. E&Y advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, E&Y concluded that the independence breach did not and does not impair E&Y’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by E&Y Germany’s investment advisor without E&Y Germany’s permission, authorization or knowledge and E&Y Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, E&Y noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place E&Y in the position of auditing its own work, (iii) result in E&Y acting as management or an employee of the Fund, or (iv) place E&Y in a position of being an advocate of the Fund.
•	E&Y advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“E&Y Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which E&Y Spain acquired. E&Y informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. E&Y advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, E&Y considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that E&Y was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. E&Y advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, E&Y concluded that the independence breach did not and does not impair E&Y’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, E&Y noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, E&Y noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place E&Y in the position of auditing its own work, (iii) result in E&Y acting as management or an employee of the Fund, or (iv) place E&Y in a position of being an advocate of the Fund.

E&Y advised the Audit Committee, in a communication dated June 27, 2016, that it believed that the above described matters, individually and in the aggregate, do not and will not impair E&Y’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that E&Y has been and is capable of objective and impartial judgment on all issues encompassed within E&Y’s audit engagements, and that E&Y can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon E&Y’s description of the facts and the representations made by E&Y, believe that (1) these matters did not impact E&Y’s application of objective and impartial judgment with respect to all issues encompassed within E&Y’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.) For each Fund, in various communications beginning on June 27, 2016, E&Y also informed the Audit Committee that E&Y had identified independence breaches where E&Y and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. E&Y informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by DIMA and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). E&Y’s lending relationships affect E&Y’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

E&Y informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, E&Y has concluded that the lending relationships described above do not and will not impair E&Y’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for each Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that E&Y has been and is capable of objective and impartial judgment on all issues encompassed within E&Y’s audit engagements. E&Y informed the Audit Committee that its conclusion was based on a number of factors, including, among others, E&Y’s belief that the lenders are not able to impact the impartiality of E&Y or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at E&Y who arranged E&Y’s lending relationships have no oversight of, or ability to influence, the individuals at E&Y who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected E&Y’s independence under the Loan Rule with respect to the Fund. E&Y confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ADDITIONAL INFORMATION

Quorum and Required Vote. Proxies are being solicited from each Fund’s shareholders by the respective Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR the election of all Board Member Nominees and AGAINST the shareholder proposal regarding Board declassification, and as the persons named in the proxy determine on such other business as may come before the Meeting. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any recommended by the Board.

If an annual meeting is called for the purpose of considering the election of Board Members, and a then current Board Member up for election is not elected and such Board Member’s successor is not elected and qualified, then the current Board Member shall remain a member of the relevant class, holding office until the annual meeting held in the third succeeding year after such annual meeting is initially called and until the election and qualification of such Board Member’s successor, if any, or until such current Board Member sooner dies, resigns, retires or is removed.

For each Fund, the presence at the Meeting of 30% of the shares of such Fund outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 30% of the shares of that Fund were represented. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

To the extent permitted by the Amended and Restated Agreement and Declaration of Trust, any meeting of shareholders may, by action of the chairman of the meeting, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter; upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice to the extent permitted by the Amended and Restated Agreement and Declaration of Trust. Adjournment will subject a Fund to additional expenses. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

For each Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. For Proposal I for each Fund, a majority of the Fund’s shares outstanding and entitled to vote shall elect a Board Member Nominee. For Proposal II, the vote of a majority of KMM’s shares entitled to vote on Proposal II shall decide Proposal II. For Proposal III, the vote of a majority of KST’s shares entitled to vote on Proposal III shall decide Proposal III. Abstentions and broker non-votes will have the effect of a vote against each Proposal.

Record Date and Method of Tabulation. Shareholders of record of each Fund at the close of business on July 20, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. As of the Record Date, shares of each Fund were issued and outstanding as follows:

Fund Name	Shares Outstanding
• KMM	•
• KST	•

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting. Shareholders will vote by individual Fund on the Proposals.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank Trust and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. As of the Record Date, each Fund knows of no person who owns more than 5% of any of the outstanding shares of a class of the Fund, except as follows:

Fund Name and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage of Class Owned
Deutsche Multi-Market Income Trust, Common Shares	Saba Capital Management, L.P. (1) 405 Lexington Avenue, 58th New York, NY 10174	1,743,029	[7.64%]%

Common Shares	First Trust Portfolios L.P.(2) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,401,313	[6.20%]%

Common Shares	Western Investment, LLC(3) P.O. Box 71279 Salt Lake City, UT 84171	1,025,693	[4.5]%

Deutsche Strategic Income Trust, Common Shares	Saba Capital Management, L.P. (4) 405 Lexington Avenue, 58th New York, New York 10174	462,123	[10.47]%

Common Shares	Western Investment, LLC(5) P.O. Box 71279 Salt Lake City, UT 84171	196,890	[4.5]%

(1)	This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with the SEC with respect to KMM on February 11, 2016.

(2)	This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with the SEC with respect to KMM on February 2, 2016.

(3)	This information, including the number of shares (but not the percent) is based exclusively on information provided by such entity on Schedule 13D/A filed with the SEC with respect to KMM on July 20, 2016. As members of a group for the purpose of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, Western Investment, LLC, Western Investment Hedged Partners L.P., Western Investment Total Return Partners L.P., Arthur D. Lipson, Benchmark Plus Institutional Partners, L.L.C., Benchmark Plus Management, L.L.C. and Robert Ferguson may be deemed to beneficially own the 1,296,956 shares owned in the aggregate by the group constituting approximately [5.7%] of KMM’s outstanding shares.

(4)	This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with the SEC with respect to KST on February 22, 2016.

(5)	This information, including the number of shares (but not the percent) is based exclusively on information provided by such entity on Schedule 13D/A filed with the SEC with respect to KST on July 20, 2016. As members of a group for the purpose of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, Western Investment, LLC, Western Investment Hedged Partners L.P., Western Investment Total Return Partners L.P., Arthur D. Lipson, Benchmark Plus Institutional Partners, L.L.C., Benchmark Plus Management, L.L.C. and Robert Ferguson may be deemed to beneficially own the 258,315 shares owned in the aggregate by the group constituting approximately [5.7%] of KMM’s outstanding shares.

Collectively, for each Fund, the Board Members and executive officers of the Fund own less than 1% of such Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Proxy Costs and Solicitation of Proxies. Each Fund will pay its costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone. In addition to solicitations by mail, solicitations also may be made by telephone, through the Internet or in person by officers and representatives of each Fund, by officers and employees of DIMA, and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Georgeson Inc. has been engaged to assist in the solicitation of proxies for each Fund at an estimated cost of $_______ per Fund, plus reimbursement for out-of-pocket expenses. However, the exact cost will depend on the amount and types of services rendered. If the shareholders record votes by telephone or through the Internet, the proxy solicitor will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the Proxy Card(s) originally sent with this Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or replacement Proxy Card(s) or for directions on how to attend the Meeting in person, they may call Georgeson Inc. toll-free at __________________. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of Georgeson Inc. if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Funds will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of each Fund’s shares, (c) payment to Georgeson Inc. for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

One Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless a Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, shareholders should call 800-349-4281 or write to your Fund at 345 Park Avenue, New York, New York 10154.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of your Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each Fund’s officers and Board Members, DIMA, affiliated persons of DIMA and persons who own more than ten percent of a registered class of the Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended November 30, 2015, all filings required by Section 16(a) were timely.

Investment Advisor and Administrator. DIMA, 345 Park Avenue, New York, New York 10154, serves as each Fund’s investment advisor and administrator. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG.

Deutsche AM represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries. Deutsche AM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholders’ meeting to be held in 2017 should send their written proposals to the Secretary of the applicable Fund at the following address: Deutsche Investment Management Americas Inc., One Beacon Street, Boston, MA 02108.

It is currently anticipated that the next annual meeting of shareholders will be held in September 2017. A shareholder wishing to submit a proposal for inclusion in a Fund’s proxy statement for the 2017 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal along with all information required by the advanced notice provisions of the Amended and Restated By-Laws as described in the next paragraph to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such proposal received no later than ______________, 2017 as timely. The timely submission of a proposal, however, does not guarantee its inclusion.

Each Fund has established advance notice requirements pursuant to its Amended and Restated By-Laws for the submission of shareholder proposals, including proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, to be considered by shareholders at an annual meeting. Pursuant to the advance notice provisions of each Fund’s Amended and Restated By-Laws for nominations of individuals for election to the Board or other business to be properly brought before an annual meeting by a shareholder pursuant to the advance notice provisions, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required pursuant to the advance notice requirements and shall be delivered to the Secretary at the principal executive office of the Fund not earlier than ____________, 2017 nor later than 5:00 p.m., Eastern Time, on ______________, 2017. However, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made. Each Fund’s advance notice requirements are set forth in Exhibit D. The timely submission of a proposal, however, does not guarantee that it will be considered at the applicable annual meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A WHITE PROXY CARD, PLEASE CONTACT GEORGESON INC. AT ______________________.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED WHITE PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 2016:

The Notice of Meeting, Proxy Statement and Proxy Card(s) are available at www.proxy-direct.com/______________.

EXHIBIT A

BOARD MEMBER SHARE OWNERSHIP

As of July 1, 2016, the Board Members and the officers of each Fund as a whole owned less than 1% of the outstanding shares of the Funds.

The following tables show the dollar range of equity securities beneficially owned and the number of shares beneficially owned by each Board Member in each Fund as of July 1, 2016.

Under its Board Governance Policies, each Fund’s Board has established the expectation that within three years of becoming a Board Member, a Board Member will have invested in the aggregate at least $275,000 in the Deutsche Funds. Each Board Member owns over $275,000 of shares on an aggregate basis in all Deutsche funds overseen by the Board Member as of July 1, 2016.

Dollar Range of Equity Securities Beneficially Owned

Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman	Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg
Deutsche Multi-Market Income Trust	0	$1-$10,000	$1-$10,000	$1-$10,000	0	$1-$10,000	$1-$10,000	0	$1-$10,000	0	0
Deutsche Strategic Income Trust	0	$1-$10,000	$1-$10,000	0	0	$10,001-$50,000	$1-$10,000	0	0	0	$10,001- $50,000
Aggregate Dollar Range of Equity Securities Owned in All Deutsche Funds Overseen by Nominee/ Board Member	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000

Number of Shares Beneficially Owned

Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman	Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg
Deutsche Multi-Market Income Trust	0	500	500	1,000	0	1,100	1,000	0	540	0	0
Deutsche Strategic Income Trust	0	400	375	0	0	1,100	800	0	0	0	1,058

EXHIBIT B

OFFICERS(1)

Unless otherwise indicated, the address of each officer below is One Beacon Street, Boston, Massachusetts 02108.

Name, Year of Birth, Position(s) with the Fund and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held
Brian E. Binder (1972)(4) President and Chief Executive Officer, 2013- present	Managing Director(3) and Head of US Product and Fund Administration, Deutsche Asset Management (since 2013); Director and President, Deutsche AM Service Company (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012)

John Millette (1962) Vice President and Secretary, 1999 - present	Director(3), Deutsche Asset Management, Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015), and Director and Vice President, Deutsche AM Trust Company (since 2016)

Paul H. Schubert (1963)(5) Chief Financial Officer, 2004 - present Treasurer, 2005 – present	Managing Director(3), Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004-2013)

Caroline Pearson (1962) Chief Legal Officer, 2010 - present	Managing Director(3), Deutsche Asset Management, Secretary, Deutsche AM Distributors, Inc. and Secretary, Deutsche AM Service Company

Hepsen Uzcan (1974) (5) Vice President, since 2016(6) Assistant Secretary, 2013-present	Director(3), Deutsche Asset Management

Paul Antosca (1957) Assistant Treasurer, 2007 - present	Director(3), Deutsche Asset Management

Jack Clark (1967) Assistant Treasurer, 2007 - present	Director(3), Deutsche Asset Management

Diane Kenneally (1966) Assistant Treasurer, 2007 - present	Director(3), Deutsche Asset Management

Scott D. Hogan (1970) Chief Compliance Officer, Since 2016(7)	Director(3), Deutsche Asset Management

Wayne Salit (1967)(5) Anti-Money Laundering Compliance Officer, 2014 – present	Director(3), Deutsche Asset Management (since 2014); formerly, Managing Director, AML Compliance Officer at BNY Mellon (2011-2014); Director, AML Compliance Officer at Deutsche Bank (2004-2011)

(1)	As a result of their respective positions held with DIMA, these individuals are considered “interested persons” of the Funds within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(2)	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds. The officers are elected by the Board on an annual basis.

(3)	Executive title, not a board directorship.

(4)	Address: 222 South Riverside Plaza, Chicago, Illinois 60606.

(5)	Address: 60 Wall Street, New York, New York 10005.

(6)	Effective as of May 11, 2016.

(7)	Effective June 1, 2016.

EXHIBIT C

BOARD MEMBER COMPENSATION

The table below shows (i) the compensation paid to each Independent Board Member by each Fund for its most recently completed fiscal year and (ii) the total compensation received by each Independent Board Member from the Deutsche fund complex for the calendar year ended December 31, 2015. No Independent Board Member of the Funds receives pension or retirement benefits from the Funds.

Independent Board Members
Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman	Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg
Deutsche Multi-Market Income Trust	$ 1,338	$ 1,299	$ 1,318	$ 1,364	$ 1,364	$ 1,561	$ 1,299	$ 1,377	$ 1,338	$ 1,299	$ 1,318
Deutsche Strategic Income Trust	$ 817	$ 807	$ 812	$ 824	$ 824	$ 875	$ 807	$ 827	$ 817	$ 807	$ 812
Total Compensation from Fund Complex(1)	$ 290,000(4)	$ 275,000	$ 282,500(4)	$ 300,000(4)	$ 300,000(4)	$ 375,000(2)	$ 275,000	$ 305,000(3)(4)	$ 290,000(4)	$ 275,000	$ 282,500(4)

____________

(1)	For each Independent Board Member total compensation from the Deutsche fund complex represented compensation from 106 funds as of December 31, 2015.

(2)	Includes $100,000 in annual retainer fees received by Dr. Froewiss as Chairperson of Deutsche funds.

(3)	Includes $15,000 in annual retainer fees received by Mr. McClayton as Vice Chairperson of Deutsche funds.

(4)	Includes an annual retainer fee for serving as Chairperson of a Board Committee.

EXHIBIT D

ADVANCE NOTICE REQUIREMENTS FOR

DEUTSCHE MULTI-MARKET INCOME TRUST (“KMM”)

DEUTSCHE STRATEGIC INCOME TRUST (“KST”)

The following is an excerpt from the Amended and Restated By-Laws for KMM and KST. The excerpt is qualified in its entirety by the complete Amended and Restated By-Laws for KMM and KST. Any terms not defined herein have the meaning set forth in the Amended and Restated By-Laws.

9.9	Advance Notice of Shareholder Nominees for Trustees and Other Shareholder Proposals.

(a) Annual Meetings of Shareholders.

(1)	Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the Shareholders may be made at an annual meeting (i) pursuant to the Trust’s notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) by any Shareholder if such Shareholder (A) can demonstrate to the Trust record ownership of Shares both as of the time the Shareholder Notice (as defined below) was delivered to the Secretary as provided in Section 9.9(a)(2) of these By-laws and at the time of the annual meeting, (B) is entitled to vote the applicable Shares at the meeting and (C) has complied with the procedures set forth in this Section 9.9(a). The requirements of this Section 9.9 will apply to any business to be brought before an annual meeting by a Shareholder whether such business is to be included in the Trust’s proxy statement pursuant to Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the 1934 Act, presented to Shareholders by means of an independently financed proxy solicitation or otherwise presented to Shareholders.

(2)	For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 9.9, the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust (a “Shareholder Notice”) and such other business must otherwise be a proper matter for action by the Shareholders. To be timely, a Shareholder Notice shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to Shareholders. However, in the event that the date of the annual meeting set forth in a notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the Shareholder Notice, to be timely, must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust. In no event shall any postponement or adjournment of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice. To be in proper form, a Shareholder Notice (whether given pursuant to this Section 9.9(a)(2) or Section 9.9(b)) shall: (i) set forth as to each individual whom the Shareholder proposes to nominate for election or reelection as a Trustee, (A) the name, age, date of birth, nationality, business address and residence address of such individual, (B) the class, series and number of any shares of beneficial interest of the Trust that are owned of record or beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such Shareholder believes any such individual is, or is not, an “interested person” of the Trust, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to make such determination, (E) all other information relating to such individual that would be required to be disclosed in a proxy statement or otherwise required to be made in connection with solicitations of proxies for election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected), and (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and any Shareholder Associated Person (as defined below), if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any Shareholder Associated Person, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such Item and the nominee were a Trustee or executive officer of such registrant; (ii) if the Shareholder Notice relates to any business other than a nomination of a Trustee or Trustees that the Shareholder proposes to bring before the meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the Shareholder and any Shareholder Associated Person therefrom and (B) a description of all agreements, arrangements and understandings between such Shareholder and such Shareholder Associated Person, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iii) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the class, series and number of all shares of beneficial interest of the Trust which are, directly or indirectly, owned beneficially and of record by such Shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such Shareholder and by any such Shareholder Associated Person, (B) any option, warrant, convertible security, appreciation right or similar right with an exercise or conversion privilege or settlement payment date or mechanism at a price related to any class or series of shares of the Trust or with value derived in whole or in part from the value of any class or series of shares of the Trust, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of beneficial interest of the Trust or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder and by such Shareholder Associated Person, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Trust, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such Shareholder and such Shareholder Associated Person, if any, has a right to vote any shares of any security of the Trust, (D) any short interest in any security of the Trust (for purposes of this Section 9.9(a)(2), a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Trust owned beneficially by such Shareholder or Shareholder Associated Person, if any, that are separated or separable from the underlying shares of the Trust, (F) any proportionate interest in the shares of the Trust or Derivative Instruments held, directly or indirectly, by a general or limited partnership or other entity in which such Shareholder or Shareholder Associated Person, if any, is a general partner or holds a similar position or, directly or indirectly, beneficially owns an interest in a general partner or entity that holds a similar position, (G) any performance-related fees (other than an asset-based fee) that such Shareholder or Shareholder Associated Person, if any, is entitled to based on any increase or decrease in the value of shares of the Trust or Derivative Instruments, if any, as of the date of the Shareholder Notice, including without limitation any such interest held by members of such Shareholder’s or Shareholder Associated Person’s, if any, immediate family sharing the same household (which information shall be supplemented by such Shareholder or Shareholder Associated Person, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date) and (H) any other derivative positions held of record or beneficially by the Shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate or otherwise manage benefit, loss or risk of share price changes or to increase or decrease the voting power of, such Shareholder or any Shareholder Associated Person with respect to the Trust’s securities; (iv) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the name and address of such Shareholder as they appear on the Trust’s share ledger and current name and address, if different, and of such Shareholder Associated Person and (B) any other information relating to such Shareholder and Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) of the 1934 Act; (v) set forth, to the extent known by the Shareholder giving the Shareholder Notice, the name and address of any other Shareholder or beneficial owner of Shares supporting the nominee for election or reelection as a Trustee or the proposal of other business on the date of the applicable Shareholder Notice; (vi) with respect to each nominee for election or reelection as a Trustee, be accompanied by a completed and signed questionnaire, representation and agreement required by Section 9.10 of these Bylaws; (vii) set forth any material interest of the Shareholder providing the Shareholder Notice, or any Shareholder Associated Person, in the matter proposed (other than as a shareholder of the Trust); and (viii) include a representation that the Shareholder or an authorized representative thereof intends to appear in person at the meeting to act on the matter(s) proposed. With respect to the nomination of an individual for election or reelection as a Trustee pursuant to Section 9.9(a)(1)(iii), the Trust may require the proposed nominee to furnish such other information as may reasonably be required by the Trust to determine the eligibility of such proposed nominee to serve an in independent Trustee of the Trust or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. If a nominee fails to provide such written information within five Business Days, the information requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 9.9.

(3)	Notwithstanding anything in the second sentence of subsection (a)(2) of this Section 9.9 to the contrary, in the event the Board of Trustees increases the number of Trustees and there is no public announcement by the Trust naming all of the nominees for Trustee or specifying the size of the increased Board of Trustees at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder Notice required by this Section 9.9(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Trust not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Trust.

(4)	For purposes of this Section 9.9, “Shareholder Associated Person” of any Shareholder shall mean (i) any Person controlling, directly or indirectly, or acting in concert with, such Shareholder, including any beneficial owner of the Trust’s securities on whose behalf a nomination or proposal is made, (ii) any beneficial owner of shares of beneficial interest of the Trust owned of record or beneficially by such Shareholder and (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person. For purposes of the definition of Shareholder Associated Person, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) has the same meaning as in Rule 12b-2 under the 1934 Act.

(b)	Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws. Nominations of individuals for election to the Board of Trustees may be made at a special meeting of Shareholders at which Trustees are to be elected (i) pursuant to the Trust’s notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any Shareholder if such Shareholder (A) can demonstrate to the Trust record ownership of Shares both as of the time the Shareholder Notice was delivered to the Secretary as provided in Section 9.9(a)(2) of these By-laws and at the time of the special meeting, (B) is entitled to vote the applicable Shares at the special meeting and (C) has complied with the procedures set forth in this Section 9.9 as to such nomination. In the event that a special meeting of Shareholders is called for the purpose of electing one or more individuals to the Board of Trustees, any Shareholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Trust’s notice of meeting, if the Shareholder Notice required by paragraph (2) of Section 9.9(a) of these By-laws shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 120th day prior to such special meeting of Shareholders and not later than 5:00 p.m., Eastern Time, on the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting of Shareholders is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting of Shareholders and of the nominees proposed by the Board of Trustees to be elected at such meeting. In no event shall any postponement or adjournment of a special meeting of Shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.

(c)	General.

(1)	Upon written request by the Secretary or the Board of Trustees or any committee thereof, any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of Shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 9.9. If a Shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 9.9. Notwithstanding anything herein to the contrary, the Trust shall have no obligation to inform a Shareholder of any defects with respect to the timing or substance of a Shareholder Notice or give such Shareholder an opportunity to cure any defects.

(2)	Only such individuals who are nominated in accordance with the procedures set forth in this Section 9.9 shall be eligible for election by Shareholders as Trustees, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these By-laws. Except as otherwise provided by law, the Declaration or these By-laws, the chairman presiding over the meeting of Shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the Declaration and these By-laws and, if any proposed nomination or business is not in compliance with the procedures set forth in the Declaration or these By-laws, to declare that such defective proposal or nomination shall be disregarded. Any determination by the chairman presiding over a meeting of Shareholders shall be binding on all parties.

(3)	For purposes of this Section 9.9, “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to the 1934 Act or the 1940 Act and the rules and regulations promulgated thereunder or (iii) on a Web site accessible to the public maintained by the Trust or by its investment adviser or an affiliate of such investment adviser with respect to the Trust.

(4)	Notwithstanding the foregoing provisions of this Section 9.9, a Shareholder shall also comply with all applicable law, including, without limitation, requirements of state law and of the 1934 Act and the rules and regulations promulgated thereunder, with respect to the matters set forth in this Section 9.9.

9.10	Submission of Questionnaire, Representation and Agreement. To be eligible to be a Shareholder nominee for election as a Trustee of the Trust, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of a Shareholder Notice) to the Secretary of the Trust at the principal executive office of the Trust a written questionnaire with respect to the background and qualification of such person (which questionnaire shall be provided by the Secretary of the Trust upon written request) and a written representation and agreement that such person (a) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person as to how such person, if elected as a Trustee of the Trust, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Trust or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Trustee of the Trust, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any Person other than the Trust with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Trustee that has not been disclosed therein and (c) in such person’s individual capacity, would be in compliance, if elected as a Trustee of the Trust, and will comply with all applicable publicly disclosed trust governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Trust.

EVERY VOTE IS IMPORTANT

                              EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

Please detach at perforation before mailing.

WHITE PROXY CARD

DEUTSCHE STRATEGIC INCOME TRUST (“KST”)

JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 30, 2016

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND.

The undersigned hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of the Deutsche Strategic Income Trust (the “Fund”) which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Joint Annual Meeting of Shareholders of the fund to be held September 30, 2016 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL BOARD MEMBER NOMINEES AND “AGAINST” THE SHAREHOLDER PROPOSAL REGARDING BOARD DECLASSIFICATION.

                                                                                                                 VOTE VIA THE INTERNET:  www.proxy-direct.com

                                                                                                                           VOTE VIA THE TELEPHONE: 1-800-337-3503

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

EVERY VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Shareholder Meeting to Be Held on September 30, 2016

The Proxy Statement and White Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/deu-28064

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Trustees recommends a vote FOR ALL the nominees listed and AGAINST Proposal 2.

FOR WITHHOLD FOR ALL ALL ALL EXCEPT [ ] [ ] [ ]

1. Elect four (4) Class II Board Members to the Board of Trustees of the Fund.

Nominees:

       01. Henry P. Becton, Jr.           02. Paul K. Freeman
03. William McClayton              04. Jean Gleason Stromberg

INSTRUCTIONS: To withhold authority to vote for any individual director nominee(s), mark the

“FOR ALL EXCEPT” box and write the name of the nominee(s) on the following line.

FOR AGAINST ABSTAIN [ ] [ ] [ ]

The Board of Trustees recommends a vote AGAINST Proposal 2.

2.	To consider a shareholder proposal requesting that the Board of Trustees of the Fund take the necessary steps to declassify the Board, if properly presented at the  Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature ─ Please sign within the box Date (mm/dd/yyyy)                                                   Signature ─ (Joint Owners) Date (mm/dd/yyyy)

KST_28064_072716